                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                            --------------------------

                                    FORM 8-K


                                 CURRENT  REPORT


                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      (Date of Report): Date of earliest event reported: October 2, 2000


                             ESENJAY EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-80243                          73-1421000
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)


                       500 NORTH WATER STREET, SUITE 1100 S.
                            CORPUS CHRISTI, TEXAS 78471
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   (361) 883-7464
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  (NOT APPLICABLE)
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         Esenjay Exploration, Inc., a Delaware corporation (the ""Company''), announced on October 2, 2000 that it retained Deutsch Bank Securities, Inc. and Randall & Dewey, Inc. to advise the Company concerning various strategic alternatives intended to better maximize shareholder value. These alternatives include:

         -   possible sale of the Company for cash or stock;

         -   a merger;

         - the acquisition by the Company of oil and gas interests from unrelated third parties; or

         - the acquisition by the Company of oil and gas companies that the Company believes could enhance shareholder value.

There can be no assurance that the Company will be successful in consummating any such transaction, or that if consummated, shareholder value will be enhanced. In addition, there can be no assurance as to the effect that this announcement will have on the trading price of the Company's common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.

         The following exhibits are filed with this report on Form 8-K.


Exhibit
  No.                        Description
  ---                        -----------
*99(a)   Press Release of the Company dated October 2, 2000.

-----------------------
*  Filed herewith






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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2000                      ESENJAY EXPLORATION, INC.



                                            By: /s/ David B. Christofferson
                                               ---------------------------------
                                                David B. Christofferson, Senior
                                                Vice President, General Counsel
                                                and Chief Financial Officer


                               INDEX TO EXHIBITS

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

EXHIBIT
  NO.                         DESCRIPTION
  ---                         -----------
*99(a)   PRESS RELEASE OF THE COMPANY DATED OCTOBER 2, 2000.


---------------------
*  Filed herewith















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